MFA 2020-NQM1 Trust ABS-15G

Exhibit 99.6

Credit Risk
Solutions

Part of the Computershare Group

February 13, 2020

CERTAINTY | INGENUITY | ADVANTAGE

Computershare

Due Diligence Executive Report

Table of Contents

Table of Contents	1
Credit Risk Solutions Contact Information	4
CLIENT SERVICE MANAGEMENT	4
Item 4: Description of the Due Diligence Performed	4
OVERVIEW	4
Type of Assets Reviewed	4
ORIGINATORS	5
CREDIT RISK SOLUTIONS THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK	5
SAMPLE SIZE OF THE ASSETS REVIEWED	5
LOAN GRADING	6
Initial Grades	6
Finding Resolution	6
Final Grade	7
TPR COMPONENT REVIEW SCOPE	7
Credit Review	7
Property Valuation Review	7
Regulatory Compliance Review	8
DATA INTEGRITY	9
DATA COMPARE RESULTS	10
Item 5: Summary of Findings and Conclusions of Review	11
CRS OVERALL REVIEW RESULTS SUMMARY	11
INITIAL AND FINAL CREDIT GRADE RESULTS SUMMARY	12
INITIAL AND FINAL PROPERTY VALUATION GRADE RESULTS SUMMARY	13
INITIAL AND FINAL COMPLIANCE GRADE RESULTS SUMMARY	14
EXCEPTION CATEGORY SUMMARY	15
CRS THIRD PARTY REPORTS DELIVERED	17
APPENDIX A: CREDIT REVIEW SCOPE	18
LENDER’S PROGRAM	18
Non-Prime	18
Outside of Dodd-Frank (“ODF”)	18
CREDIT SCOPE	18
LOAN CHARACTERISTICS	18
RESIDENTIAL POPULATION (xxx loans)	19
CREDIT ANALYSIS	19

1 > Computershare

Due Diligence Executive Report
Credit Application	19
Credit Report (generally 3-repository) / Liabilities	19
Employment / Income	19
Asset Review	20
Subordinate Lien Documentation, if applicable	20
Guideline Review	20
Fraud Review	21
HUD1 (12 C.F.R. §1024.8) / Closing Disclosure (“CD”) (12 C.F.R. §§1026.19 and 38); Settlement Statement	21
Title Review	21
Flood Certification	22
Hazard / Flood Insurance / Taxes	22
Mortgage Insurance Review	22
Mortgage or Deed of Trust	22
Qualified Mortgage (QM) and Ability to Repay (ATR) Credit section	22
Ability to Repay - Credit	23
BUSINESS PURPOSE POPULATION (xxx loans)	23
APPENDIX B: PROPERTY VALUATION ASSESSMENT	25
ORIGINATION APPRAISAL ANALYSIS	25
Appraisal Report	25
Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act, Real Estate Appraisal Reform (12 U.S. Code 3331 -3356) as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Uniform Standards of Professional Appraisal Practice (“USPAP”)Assessment	26
Appraisal Valuation and Grading Criteria	26
Third Party Valuation Product Definitions	27
Disclaimer	27
APPENDIX C: REGULATORY COMPLIANCE REVIEW	28
RESIDENTIAL POPULATION (384 Loans) FULL COMPLIANCE REVIEW	28
FEDERAL LAW	28
Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024	28
Truth in Lending Act (“TILA”) as implemented by Regulation Z, 12 C.F.R. Part 1026	29
TRID	29
State, County and Municipal Regulations and Laws	32
Miscellaneous Testing	31
BUSINESS PURPOSE POPULATION (237 Loans) LIMITED COMPLIANCE REVIEW	31

2 > Computershare

Due Diligence Executive Report

Disclaimer	31

3 > Computershare

Due Diligence Executive Report

Credit Risk Solutions Contact Information

CLIENT SERVICE MANAGEMENT

Legal Name: Credit Risk Solutions LLC

Tom Millon, CEO of Computershare Loan Services

8742 Lucent Boulevard, Highlands Ranch, CO 80129

Item 4: Description of the Due Diligence Performed

OVERVIEW

Type of Assets Reviewed

On behalf of MFA Financial, Inc. (“Client”), Credit Risk Solutions LLC, including its contract employees employed by other third party due diligence companies (“Contract Employees”), (collectively “CRS”)1 conducted an independent third-party loan level due diligence review (“Review”) of residential mortgage loan files and business purpose loan files, together referred to as the “Loans”, designated by the Client in connection with residential mortgage backed securities issuance. The loans referenced in this executive summary were reviewed from July 2018 to August 2018 with origination dates from February 2016 to May 2018. Imaged files were provided by the Client to CRS for review.

Credit Risk Solutions LLC used agents and Contract Employees employed by other third-party due diligence companies to complete the review and initial grading of the Loans. Credit Risk Solutions LLC acted as an intermediary between the Contract Employees and the Client. Credit Risk Solutions LLC performed the following intermediary tasks:

●	Credit Risk Solutions LLC received exception reports from Contract Employees and provided same to the Client.
●	Client provided rebuttal responses to Credit Risk Solutions LLC directly.
●	Credit Risk Solutions LLC reviewed the initial rebuttal responses and provided the Client’s rebuttals with supporting documentation to the Contract Employees. If Contract Employees were unable to clear the rebuttal, the issue was escalated to Credit Risk Solutions LLC who completed research and resolution.
●	Credit Risk Solutions LLC reviewed and delivered updated Loan reports to the Client.
●	Credit Risk Solutions LLC analyzed the reports provided by the Contract Employees and stratified the data to confirm the consistency of the data reported.
●	Credit Risk Solutions LLC looked for inconsistencies, trends and the concentration of exceptions in such reports and notified its Contract Employees of any errors or inconsistencies upon review and research.
●	Where necessary, Credit Risk Solutions LLC would escalate Loans to its compliance and legal department for review, research and resolution, if applicable. Such conclusions would be relayed to its contract employees to update reporting.
●	Credit Risk Solutions LLC completed all redaction on rating agency reports.
●	Credit Risk Solutions LLC re-opened a sample of 58 files during the final reporting reconciliation to validate the changes requested by the Client that were not adjusted by the Contract Employees. Such reviews were targeted

1 As stated herein, the term “CRS” includes Contract Employees employed by other third-party due diligence companies. Except for the items listed under “Types of Assets Reviewed,” any reference to “CRS” includes work completed by these Contract Employees and not necessarily directly by Credit Risk Solutions LLC.

4 > Computershare

Due Diligence Executive Report

based upon exception and the entire file was not audited. Where circumstances warranted, the file was updated and requests to revise the reporting was provided to the Contract Employees.

●	Credit Risk Solutions LLC reviewed and analyzed all FraudGuard reports for 100% of the Loans that showed evidence of high-risk findings. Credit Risk Solutions LLC only reviewed the documents related to the findings in the FraudGuard reports and reported its findings to the Contract Employees for resolution and revision when necessary.
●	Credit Risk Solutions LLC reviewed 100% of the credit reports that contained a high-risk finding on the FraudGuard reporting. Credit Risk Solutions LLC reported its findings to the Contract Employees for resolution and revision when necessary.
●	Credit Risk Solutions LLC confirmed the final grading on 100% of the Loans.

ORIGINATORS

Origination Channels for the loans in this review:

Origination Channel	Loan Count	Percentage
Wholesale	387	91.49%
Correspondent Flow with Delegated Underwriting	0	0%
Correspondent Non-Delegated Underwriting	26	6.15%
Retail	10	2.36%
Total	423	100%

CREDIT RISK SOLUTIONS THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK

The scope of work for this transaction consisted of credit, property valuation, regulatory compliance review and, if applicable, a business purpose review. Additionally, a data integrity check was performed in accordance with Standard and Poor’s and Morningstar Credit Ratings loan level review standards in place as of the date of the review. This is referred to as a “Review”.

SAMPLE SIZE OF THE ASSETS REVIEWED

During the securitization evaluation process, the Client may have removed loans that were reviewed by CRS from the securitization for paid-in-full mortgage loans or other items that were not disclosed to CRS. The final population of the Review covered 423 number of Loans totaling an aggregate original principal balance of approximately $204.2 million. The Review encompassed 100% of the securitization population to the best of CRS’s knowledge.

Within this population there were 294 Loans that were reviewed by CRS to nationally recognized statistical rating organizations (“NRSROs”), standard for compliance, credit, and valuation (the “Residential Population”) and 129 Loans that were not reviewed for compliance given the stated loan purpose of Outside Dodd Frank (“ODF”) which included business purpose loans (the “Business Purpose Population”).

5 > Computershare

Due Diligence Executive Report

Review Type	Loan Count Reviewed by CRS	Scope Applied
Residential Population – Full Review	255	CRS performed a full review of all components based on the scope described below.
Business Purpose Population – Limited Review	168	CRS performed a full review of credit and property valuation and a limited review of compliance based on the scope described below.
Total Loan Population	423

The Review was completed on 100% of the residential and business purpose loan files submitted to CRS to the best of its knowledge.

LOAN GRADING

Loans reviewed in this pool were given credit underwriting, property valuation and regulatory compliance grades, as applicable. Each Loan received an “initial” and a “final” grade. CRS’ loan grading is solely based on CRS’ independent assessment of all guideline exceptions and compensating factors for each of the component reviews. CRS is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package which includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

Initial Grades

The “initial” grade was assigned during the initial Loan review. CRS assigned initial loan securitization grades for each sub-category (credit underwriting, property valuation, and regulatory compliance) based on the initial review of the loan documentation provided. The initial overall loan securitization grade was the highest risk grade of all sub-grades.

Finding Resolution

Following the initial due diligence review, CRS worked with the lender to review and, where applicable, potentially resolve findings identified in the initial review. A finding could be resolved, and the final event grade modified, only if additional supporting documentation or documented commentary was provided to CRS by the lender that warranted a different finding and grade revision.

Any additional documentation and/or commentary provided by the lender was inventoried in the file and/or documented in the loan finding. Both the review of new information and the resulting impact on the specific finding and event grades were documented. In the event of a grade revision, the Loan included detailed commentary to explain why the grade changed and supporting documentation received.

In the event the lender could not resolve a finding, CRS escalated the finding to the Client for review. The Client, in some instances, accepted the finding based on the materiality of the finding and the compensating factors in the file. CRS documented the Client’s decision to accept the finding(s) as an exception. The accepted finding is reflected in the final event grading.

6 > Computershare

Due Diligence Executive Report

Final Grade

The “final” grade considered the additional information and supporting documentation that may have been provided by the lender to clear outstanding conditions. Detailed commentary was captured and has been reported to explain loan findings, event grades and event grade revisions.

Reported data, including calculated values, represent the information found in the loan file during the TPR and are not the values submitted by the lender or Client.

TPR COMPONENT REVIEW SCOPE

CRS reviewed the selected Loans with respect to the presence or absence of relevant documents and the accuracy and completeness of data fields.

Credit Review

The following elements were reviewed on this transaction. For more detail, please refer to Appendix A:

●	Assessed the characteristics of the mortgage loans and the borrowers to confirm they met the guidelines;
●	Confirmed all borrowers signing the documents were of legal age, typically 18 years or older, at the time of the mortgage loan origination;
●	Confirmed all riders required by the terms of the Mortgage/Deed of Trust and Note were attached to the respective document;
●	Evaluated the consistency of the social security number across the various documents; and
●	Re-calculated the Debt-to-Income ratio (“DTI”), loan-to-value ratio (“LTV”), combined loan-to-value ratio (“CLTV”), high total loan to value ratio (“HTLTV”), income and liabilities and compared these against the guidelines;
●	Analyzed asset documentation to determine compliance with the guidelines for funds to close and reserves;
●	Evaluated evidence of borrower’s willingness and ability to repay the obligation, as applicable; and
●	Examined any anti-fraud reports in the Loan for red flags.

Property Valuation Review

The following elements were reviewed on this transaction. For more detail, please refer to Appendix B:

●	Original Property Appraisal
o	CRS reviewed the original appraisal provided to determine if it was complete, thorough and the value was reasonable supported.
●	Value Supported Analysis
o	CRS applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product. There are more secondary products ordered than loans in the pool.
o	The breakdown is as follows on the 550 loans:
■	On 534 loans, AVM’s were ordered by the Originator at origination;
■	On 79 loans, BPO’s were ordered by the Originator at origination;
■	On 12 loans, a second appraisal was ordered by the Originator at origination due to the loan balance of the loan; and
■	On 359 loans, an AVE was ordered by the Client post-close to validate value on a sample of the loans. All 359 were completed by RedBell. CRS had independent access to the reviews on this population of loans.

7 > Computershare

Due Diligence Executive Report
o	If a loan with an AVM or BPO fell outside of a -10% tolerance, then an AVE was completed to support the final value conclusion;
o	If the final conclusion of value fell outside of a -10% tolerance, then the Loan was assigned a property valuation grade of “C”.

Regulatory Compliance Review

CRS’s Regulatory Compliance scope of review for this transaction is summarized below. For more detail, please refer to Appendix C.

●	CRS used Ellie Mae’s Mavent Compliance Service (“Mavent”), an industry recognized third party compliance tool, for regulatory testing. Mavent is not an affiliate of CRS and is solely responsible for the content and accuracy of its rule generation.
●	Information contained in any CRS report related to applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law.
●	All final decisions as to whether to purchase or enter into a transaction related to any individual Loan, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage Loan, shall be made solely by the Client, or other agreed upon party, that has engaged CRS to prepare its reports pursuant to its guidelines and instructions.
●	The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by CRS are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its use.
●	The Anti-Steering disclosure was not in the scope of review and was not tested.
●	If available, CRS noted the presence of recorded documents. When the loans were initially reviewed by CRS, the population was new production; as such, the documents were not recorded when the due diligence review was completed by CRS. In lieu of the recorded documents, CRS reviewed the closing instructions in the Loan to confirm it included lender instructions for recording, and, as applicable, the date the documents were sent for recording and/or the date the documents would be sent for recording.

A full compliance review was completed on the residential loan population that was subject to Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) (§1411 and 1412), as implemented by Regulation Z, 12 C.F.R. 1026 A full compliance review consisted of the following:

●	Tested for applicable federal (12 C.F.R. §§1026.31, 32, and 34), state and local high cost and/or anti-predatory laws;
●	Tested for applicable federal (12 C.F.R. §1026.35), state, and local higher-priced mortgage laws;
●	Assessed compliance with state specific consumer protection laws, including testing late charge and prepayment penalty provisions;
●	Truth in Lending Act (“TILA”) as implemented by Regulation Z (“Regulation Z”), 12 C.F.R. Part 1026 testing;
o	Reviewed Ability to Repay (“ATR”) (12 C.F.R. 1026.43(c)) and Qualified Mortgage (“QM”) (12 C.F.R. 1026.43(e)) for applications on or after 1/10/14;
●	Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024 testing;
●	On applicable loans with application dates on or after 10/3/2015, tested compliance with the TILA-RESPA Integrated Disclosure Rules (“TRID”) under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) (§§1098 and 1100A), amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. 1026 as promulgated by the Consumer Financial Protection Bureau (“CFPB”). Tested per the SFA RMBS 3.0 TRID Compliance Scope, as published by the Structured Finance Association (“SFA”) (formerly known as the Structured Finance Industry Group (“SFIG”));
●	Tested Equal Credit Opportunity Act (“ECOA”), as implemented by Regulation B, 12 C.F.R. 1002 (“Regulation B”)
8 > Computershare

Due Diligence Executive Report

Business Purpose Loans secured by residential real property are exempt from certain provisions of the Truth in Lending Act and its implementing regulation, Regulation Z, and as a result are designated as outside of Dodd-Frank (“ODF”) and are coded as Business Purpose Loans, as they received a limited compliance review due to this exemption.

DATA INTEGRITY

CRS compared data fields on the tape provided by the Client to the data captured during the due diligence review. Discrepancies between the two data sets were stored and reported in the data comparison report and reconciled with the Client to produce the final Mortgage Loan Schedule (MLS). Since the securitization population includes loans from different periods of time and from differing transactions, not all data elements were provided on every loan.

DATA CAPTURE

CRS collected data fields required to create the American Securitization Forum (“ASF”) and rating agency required data points relating to ATR/QM determination, which is provided in the reporting package.

When the data was available, the following fields were compared in the data comparison report if each data point was provided by the Client:

Amortization Term	Lien Position	Rate Initial Floor
Amortization Type	Loan Amount	Rate Life Cap
Appraisal Date	Lookback Period	Rate Life Floor
Appraisal Value	LTV	Rate Life Floor
ARM Margin	Maturity Date	Rate Life Max
Borrower(s) First Name	Occupancy	Rate Periodic Cap
Borrower(s) Last name	Original Interest Rate	Rate Periodic Floor
Borrower(s) SSN	Original P&I Payment	Residency Status
Channel	Original Term	Sales Price
CLTV	Original TIA Payment	Self Employed
Consummation Date	Prepay Penalty Period	Subject Property City
Documentation Level	Property Type	Subject Property State
First Payment Due Date	Purpose	Subject Property Street
Index Type	Qualifying FICO	Subject Property Zip

9 > Computershare

Due Diligence Executive Report

Initial Fixed Term	Qualifying Total Debt Ratio	Total Income
Interest Only Period	Rate Change Frequency	Total Income
Junior Lien Balance	Rate Initial Cap	Units

DATA COMPARE RESULTS

CRS’ due diligence system’s data compare tool was used to determine tape to file accuracy for each reviewed Loan, by completing the following steps:

●	Data tape received from the Client via SFTP;
●	Loan Reviewer validated the data points and entered data points into the due diligence system;
●	Each received data point from the date tape is stored in the due diligence system; and
●	Automated data compare is stored in the due diligence system for reporting.

Summary of data compare results:

Field	# of Loans	Accuracy Percentage
Amortization Type	9	98.1%
Appraisal Value (Original Appraisal)	5	99.0%
Borrower First Name	0	100.0%
CLTV (Original Combined Loan to Value)	13	97.3%
LTV (Original Loan to Value) Orig LTV	10	97.9%
Occupancy (Occ)	0	100%
Property Type	39	91.9%
Purpose (Loan Purpose)	4	99.2%
Qualifying Total Debt Ratio (Total Debt to Income Ratio)	18	96.3%
Representative Credit Score	8	98.3%
Sales Price	1	99.8%
Subject Property City (Property City)	2	99.6%
Subject Property Street (Property Address) Street	0	100%

10 > Computershare

Due Diligence Executive Report

Total Liquid Reserves (Dollars)	154	68.0%
Underwriting Document Type	0	100%

Item 5: Summary of Findings and Conclusions of Review

CRS OVERALL REVIEW RESULTS SUMMARY

Below are the initial and final overall loan grades for this review, as well as the credit, property valuation, and regulatory compliance component review grades. The overall loan grade summary reflects the combination of the credit, property valuation and regulatory compliance component reviews into one overall grade. The most severe grade from each of the component reviews is the grade assigned.

	OVERALL LOAN GRADES – Standard & Poor’s (“S&P”)
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A	128	268	63.36%
B	158	155	36.64%
C	122	0	0.00%
D	15	0	0.00%
TOTAL	423	423	100%

	OVERALL LOAN GRADES – Morningstar/DBRS
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A	137	268	63.36%
B	149	155	36.64%
C	122	0	0.00%
D	16	0	0.00%
TOTAL	423	423	100%

11 > Computershare

Due Diligence Executive Report

INITIAL AND FINAL CREDIT GRADE RESULTS SUMMARY

CREDIT GRADES – S&P
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A	159	316	74.70%
B	163	107	25.30%
C	92	0	0.00%
D	9	0	0.00%
TOTAL	423	423	100%

CREDIT GRADES – Morningstar/DBRS
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A	159	316	74.70%
B	163	107	25.30%
C	92	0	0.00%
D	9	0	0.00%
TOTAL	423	423	100%

12 > Computershare

Due Diligence Executive Report

INITIAL AND FINAL PROPERTY VALUATION GRADE RESULTS SUMMARY

PROPERTY VALUATION GRADES – S&P
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A	394	408	96.45%
B	15	15	3.55%
C	14	0	0.00%
D	0	0	0.00%
TOTAL	423	423	100%

PROPERTY VALUATION GRADES – Morningstar/DBRS
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A	394	408	96.45%
B	15	15	3.55%
C	14	0	0.00%
D	0	0	0.00%
TOTAL	423	423	100%

13 > Computershare

Due Diligence Executive Report

INITIAL AND FINAL COMPLIANCE GRADE RESULTS SUMMARY

COMPLIANCE GRADES – S&P
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A Full Compliance Testing	191	230	53.37%
A Limited Compliance Testing	138	139	32.86%
B Full Compliance Testing	35	29	6.86%
B Limited Compliance Testing	12	25	5.91%
C Full Compliance Testing	24	0	0.00%
C Limited Compliance Testing	16	0	0.00%
D Full Compliance Testing	1	0	0.00%
D Limited Compliance Testing	6	0	0.00%
TOTAL	423	423	100%

COMPLIANCE GRADES – Morningstar/DBRS
NRSRO Grade	Initial # of Loans	Final # of Loans	Final Percentage of Loans
A Full Compliance Testing	191	230	53.37%

14 > Computershare

Due Diligence Executive Report

A Limited Compliance Testing	138	139	32.86%
B Full Compliance Testing	35	29	6.86%
B Limited Compliance Testing	12	25	5.91%
C Full Compliance Testing	24	0	0.00%
C Limited Compliance Testing	16	0	0.00%
D Full Compliance Testing	1	0	0.00%
D Limited Compliance Testing	6	0	0.00%
TOTAL	423	423	100%

EXCEPTION CATEGORY SUMMARY

The exception summary below ties to the total number of B, C, and D exceptions for the population of loans included in the Review. It should be noted that some mortgage loans may be listed multiple times if they had multiple exception categories. This applies even if those categories were within the same general exception category such as RESPA Tolerance and Disclosures within the category of Compliance. Tables may not add to 100% due to rounding.

For all EV2 exceptions less than 5 occurrences, these were combined as “Other”. EV3 exceptions are listed individually.

The Compliance percentage of loans is based upon the entire population of files regardless of full or limited review.

Exception Type	Exception Level Grade	Exception Category	# of Loans	Percentage of Loans
Credit	C	None	0	0%
		Total Credit Grade “C” Exceptions	0	0%
	B	Initial 1003 Application is Incomplete	30	7.06%
		Guideline Exception(s)	15	3.53%
		Asset Documentation is Insufficient	19	4.47%
		Final 1003 Application is Incomplete	14	3.29%
		Missing Employment Doc (VVOE)	5	1.18%
		Underwriting Loan Approval is Deficient	6	1.41%
		Other	26	6.12%
		Total Credit Grade “B” Exceptions	115	27.19%
Valuation	C	None	0	0%
		Total Valuation Grade “C” Exceptions	0	0%
	B	Other	15	3.53%
		Total Valuation Grade “B” Exceptions	15	3.53%

15 > Computershare

Due Diligence Executive Report

Compliance	B	Missing evidence of the Seller Closing Disclosure	19	4.47%
		APN Number and/or Legal Descriptions do not match security instrument	12	2.82%
		No Real Estate Commission(s) disclosed on final Closing Disclosure for Purchase transaction (12 CFR 1026.38 (g)(4))	7	1.65%
		LE or CD is Deficient	5	1.18%
		Other	11	2.59%
		Total Compliance Grade “B” Exceptions	54	12.77%

ADDITIONAL LOAN POPULATION SUMMARY DATA

Occupancy	# of Loans	Percentage of Loans
Owner Occupied	260	61.48%
Second Home	29	6.86%
Non-Owner Occupied	134	31.68%

Purpose	# of Loans	Percentage of Loans
Purchase	226	53.43%
Cash Out Refi	172	40.66%
Rate Term Refi	25	5.91%

Property Type	# of Loans	Percentage of Loans
SFR	204	48.23%
PUD	124	29.31%
Condo	43	10.17%
2 – 4 Family	21	4.96%
5+ Units	0	0.00%
SFR Attached	4	0.95%
Condotel	5	1.18%

16 > Computershare

Due Diligence Executive Report

Townhouse	18	4.26%
Single Wide Manufactured Housing	2	0.47%
Industrial	0	0.00%
Mixed Use	2	0.47%

Lien Position	# of Loans	Percentage of Loans
1st Position	423	100%

Original Term	# of Loans	Percentage of Loans
276	15	3.55%
300	2	0.47%
360	406	95.98%

Amortization Type	# of Loans	Percentage of Loans
Fixed	108	25.53%
ARM	315	74.47%

CRS THIRD PARTY REPORTS DELIVERED

●	Executive Report
●	Exceptions Report
●	Loan Level Tape Compare
●	Valuations Summary Report
●	ASF Report
●	QM Report (ATR/QM Data Fields)
17 > Computershare

Due Diligence Executive Report

APPENDIX A: CREDIT REVIEW SCOPE

For each Loan, CRS performed a guideline review utilizing the guidelines furnished at the time of the review. CRS’ review was distinguished by the purpose of the loan and the guidelines for the loan origination. The description below differentiates between the Residential Population and the Business Purpose Population.

LENDER’S PROGRAM

Of specific note, the lender’s program allowed for income documentation to be verified as follows:

Non-Prime

●	Full Document Loans: W2 + Pay stubs (wage earner), Asset Depletion, or 1040’s + P&L (self-employed);
●	Alternate Document Loans: Personal or Business bank statements (12 months or 24 months);
●	ATR in Full: Only Assets to Qualify;
●	One Month Bank Statement: Owner Occupied & Self-Employed Borrowers only; and
●	VOE Program: Owner Occupied transactions only. Borrower qualifies on VOE documentation exclusively. 2 Year history with submitting employer and prefunding VVOE required.

Outside of Dodd-Frank (“ODF”)

●	Stated Income/Verified Assets (if applicable); or
●	Debt-Service Coverage Ratio (“DSCR”)

CREDIT SCOPE

Based upon the documentation provided in each loan file, CRS assessed each Loan’s adherence with the lender’s required guidelines by reviewing conformity of the mortgage loan, transaction type and borrower characteristics to same. The extent the guidelines required subject interpretation, CRS obtained guidance from the lender for confirmation and clarification of the guideline requirement. The purpose of this review was to ascertain conformity with such credit guidelines and to assign a credit grade to each Loan. Any exception to the guidelines was documented in the review findings. Approved exceptions or waivers by the lender were documented, including compensating factors.

LOAN CHARACTERISTICS

CSR verified the characteristics of the Loan and borrower conformed to the guidelines. The characteristics below were included in the review.

●	Debt-to-Income (“DTI”);
●	Loan-to-Value (“LTV”);
●	Combined Loan-to-Value (“CLTV”);
●	High Combined Loan-to-Value (“HCLTV”);
●	Credit Score
●	Maximum Loan Amount
●	Loan Purpose
●	Business purpose eligibility, if applicable
●	Occupancy
●	Borrower eligibility, including citizenship status and non-occupancy co-borrower
●	Income and employment

18 > Computershare

Due Diligence Executive Report

●	Assets and reserves, if applicable
●	Property type, if condo, project adherence to guidelines

RESIDENTIAL POPULATION (423 loans)

CRS reviewed the Loans to determine conformity to the guidelines, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to CRS.

CREDIT ANALYSIS

Credit Application

CRS review included the following:

●	The final application was signed by all listed borrowers;
●	The application was substantially completed;
●	Information and debts disclosed on loan application aligned with the associated documents in the loan file; and
●	Entities there were parties to the loan application and transaction disclosed the required NMLS numbers.

Credit Report (generally 3-repository) / Liabilities

CRS review included the following:

●	Verified the loan file contained a complete credit report for all borrowers as required per guidelines;
●	Verified the credit report contained the data required by the guidelines;
●	Verified the credit report was dated within the required timeframe;
●	Compared fraud alerts on the credit reports against related loan file documentation;
●	Verified all disclosed mortgage debt on the credit report against the loan application and confirmed the mortgage debt was listed;
●	Compared liabilities listed on the credit report against the final 1003 and other loan documentation;
●	Captured appropriate credit score – the middle score if three were obtained, the lower score if only two were obtained;
●	Made a reasonable overall assessment of whether the borrower(s) credit profile adhered to the guidelines; and
●	If the loan was a Foreign National transaction, a credit reference letter was accepted in lieu of a traditional credit report. The credit reference letter was reviewed for adherence to the guidelines.

Employment / Income

CRS’ review included the following, if applicable:

●	Analyzed employment using the various Loan documents;
●	Confirmed required employment documents were dated within required time period;
●	Verified whether the income documentation required was present in the Loan and met the seasoning and documentation requirements per the guidelines;
●	If provided, income calculation worksheets were reviewed in accordance with the guidelines;
●	Income was recalculated and documented;
●	Noted any reasonably identifiable altered documentation identified by CRS;
●	Verified the debt to income ratio met the guidelines;
●	Reviewed personal and business tax returns to validate qualifying income, if applicable, per the guidelines;
●	Analyzed other real estate owned and confirmed the net rental income or loss per the guidelines; and
●	Confirmed a Verbal Verification of Employment (“VVOE”) was completed, if applicable, per the guidelines.
19 > Computershare

Due Diligence Executive Report

Asset Review

CRS’ asset review included:

●	Validated whether asset documentation required by the guideline parameters was included in the Loan File;
●	Verified, if applicable, monthly reserves were calculated in accordance with the guidelines and met the parameters established therein;
●	If the LTV was greater than 65%, verified whether the Loan File documented adequate funds to close the loan as evidenced by the final CD/HUD1 and the verification of deposits, depository account statements, stock or security account statements, gift funds and gift letters, settlement statement, other evidence of conveyance and transfer of funds, if a sale of assets was involved and other documentation in the loan file;
●	If LTV was less than 65%, verified stated asset values were relied upon in adherence to the guidelines;
●	Verified the asset documentation relied upon by the lender properly documented the liquid and non-liquid assets and included an assessment of:
o	Downpayment;
o	Closing costs and prepaid items;
o	Reserves, if required by the guidelines; and
o	Validated the required asset documentation in the Loans were within the expiration defined by the guidelines.

Subordinate Lien Documentation, if applicable

CRS’ review included:

●	Reviewed for new subordinate lien or subordination of existing subordinated lien;
●	Verified the loan amount, rate and P&I Payment;
●	Confirmed subordinate lien note and mortgage/deed provided; and
●	Confirmed the subordination agreement in file with correct (original) loan amount.

Guideline Review

CRS review included the characteristics of the Loan and the related borrower(s) conformed to the applicable guideline requirements including:

●	Debt-to-Income (“DTI”);
●	Loan-to-Value (“LTV”);
●	Combined Loan-to-Value (“CLTV”);
●	High Combined Loan-to-Value (“HCLTV”);
●	Credit score(s) / FICO;
●	Liabilities;
●	Income and employment;
●	Assets and Reserves;
●	Property type and use eligibility;
●	If the property type was a condominium or cooperative, the assessed project adherence;
●	Borrower eligibility, including Citizenships status and Non-occupancy co-borrower;
●	Transaction eligibility, including maximum loan amount, loan purpose and occupancy; and
●	Any approved exceptions or waivers by the lender to such guidelines. CRS also verified that any approved exceptions included required documentation for compensating factors.

20 > Computershare

Due Diligence Executive Report

Fraud Review

CRS’ review included:

●	Reviewed each file for the presence of a third-party fraud verification tool. The fraud product provided in the loans for this review was First American’s FraudGuard;
●	Each FraudGuard, if provided, was reviewed to ensure all high impact flags were properly addressed and aligned to the information provided in the loan file, to the extent present, in conjunction with the source documents found in the loan file to assess the likelihood of any misrepresentation in connection with the origination of the Loan;
●	The income docs, asset statements, insurance documents and the credit report were reviewed to address any potential misrepresentations including; and
o	Borrower identity: Social Security inconsistencies and Borrower name variations
o	Employment
o	Licensing: Reviewed NMLS data for Mortgage lender / originator and loan officer
●	Office of Foreign Assets Control Search (“OFAC”)
●	Occupancy
o	Review of the file documentation~~,~~ including the FraudGuard report, to identify red flags for occupancy;
o	Confirmed each credit report and FraudGuard report provided the most recent, reported address for each borrower which was reviewed and compared to the information in the loan file; and
o	Evaluated the loan file documentation to confirm occupancy was consistent within the mortgage loan file.
●	If the loan file did not contain a fraud report, CRS noted that the loan file was missing a fraud report.

HUD1 (12 C.F.R. §1024.8) / Closing Disclosure (“CD”) (12 C.F.R. §§1026.19 and 38); Settlement Statement

CRS’ review included:

●	Funds to close identified and compared against borrower’s assets
●	Confirmed interested party contributions did not exceed maximum allowed
●	Confirmed subject property address, seller and borrower matched the loan documentation
●	Confirmed disbursements and pay-offs matched the loan approval
●	Confirmed loan purpose

Title Review

CRS’s title review included:

●	Title interest (fee simple or leasehold);
●	Vestee(s) listed on the title policy was consistent with loan documentation:
o	If a purchase loan, the title policy listed the seller; and
o	If a refinance loan, the title policy listed the borrower.
●	Amount of coverage was greater than or equal to the original principal amount of the mortgage;
●	Applicable title endorsements were present;
●	Checked easements, covenants, conditions and restrictions (“CC&Rs”), encumbrances, encroachments, access problems and other title exceptions affecting the lien were identified through the title search and verified that each issue was properly and fully addressed;

21 > Computershare

Due Diligence Executive Report

●	Reviewed the chain of title and duration of ownership by the seller or borrower, as applicable; and
●	Captured monthly tax payments in the debt ratio calculation.

Flood Certification

CRS’ review included:

●	Confirmed the flood certification is for the correct borrower, property, lender and loan number;
●	Confirmed the flood certification is a “life of loan” certification; and
●	Verified that if the subject is in a flood zone, pursuant to the flood certificate in the file, flood insurance is contained in the file.

Hazard / Flood Insurance / Taxes

CRS’ review included:

●	Verified the presence of required hazard and flood insurance, if applicable;
●	Confirmed any required insurance correctly identified:
o	Borrower
o	Property
o	Lender
o	Loan number
o	Life of loan, if flood insurance required
●	Confirmed the hazard insurance met the minimum required amount of coverage and policy period;
●	Confirmed any required insurance policy premium was paid;
●	Confirmed the mortgagee clause listed the lender’s name and “its successors or assigns;”
●	Confirmed if the property was located in a flood zone per the flood certification in file, the flood insurance meets the minimum required amount of coverage;
●	Confirmed the payment amount of all required insurance was included in the debt ratio calculation; and
●	Completed other property specific items for condominium properties:
o	Confirmed the blanket insurance policy met the guidelines;
o	Confirmed the Master Policy reflected “all in” or “walls in” coverage or an H06 policy was in place; and
o	Verified the property address, borrower name and annual coverage dates on the policy.

Mortgage Insurance Review

Not applicable – products did not require mortgage insurance

Mortgage or Deed of Trust

CRS’ review included:

●	Evidence or recordation on the document, or;
●	A copy of the mortgage or deed of trust that is stamped “true and certified copy” by the settlement/escrow agent plus recording directions on closing instruction documentation as evidence for recording.

Qualified Mortgage (QM) and Ability to Repay (ATR) Credit section

Loans with an application date of January 10, 2014 and later are subject to Appendix Q (12 C.F.R. Part 1026) and ATR (12 C.F.R. 1026.43(c)(2) as defined by the Consumer Finance Protection Bureau (“CFPB”). For this review, the application date has been defined as the date the application was received by the lender. All Loans reviewed by CRS were Non-QM loans, as such, loans were not reviewed for compliance with agency exemptions.

22 > Computershare

Due Diligence Executive Report

Each Loan has been reported with one of the following designations and noted as an exception if outside of the lender’s criteria or is non-compliant based upon the CRS review.

●	Non-QM/ATR Compliant – Non-QM loans that meet all the criteria in the guidelines thereby satisfying the eight underwriting factors defined in the ATR/QM rule;
●	Non-QM/Non-Compliant– Non-QM loans that do not meet the guidelines which define how the eight ATR underwriting factors are documented; and
●	Not Covered/ATR Exempt – Loan is not subject to the ATR/QM rules.

Ability to Repay - Credit

Ability to Repay Requirements require eight underwriting criteria be considered to determine a borrower’s ability to repay the loan. This is the baseline used by CRS to assess the “Non-QM” designation noted above, which are established by the lender in its underwriting guidelines. CRS makes no representation or warranty that an administrative or legislative authority will agree with the determination.

CRS’ ATR review consisted of confirming that the loan file contained the required documentation to reflect the lender’s consideration and adherence to the guidelines and objectively confirmed the following eight (8) factors had been considered and, if applicable, documented appropriately per the guidelines.

●	(i) The consumer’s current or reasonable expected income or assets, other than the value of the dwelling, including any real property attached to the dwelling, that securest the loan;
●	(ii) If the creditor relies on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status;
●	(iii) The consumer’s monthly payment on the covered transaction, calculated in accordance with paragraph (c)(5) of this section;
●	(iv) The consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made, calculated in accordance with paragraph (c)(6)
●	(v) The consumer’s monthly payment for mortgage-related obligations;
●	(vi)The consumer’s current debt obligations, alimony, and child support;
●	(vii) The consumer’s monthly debt-to-income ratio or residual income in accordance with paragraph (c)(7) of this section, and
●	(viii) The consumer’s credit history.

CRS did not make any independent assessment or determination as to the adequacy of the guidelines for compliance with Regulation Z (12 C.F.R. 1026) or other state or federal regulations. Exceptions to the guidelines related to the eight underwriting factors that could result in a QM/ATR designation of “Non-QM/Non-Compliant” are documented.

BUSINESS PURPOSE POPULATION (218 loans)

CRS relied upon lender’s designation of business purpose loans pursuant to the guidelines. Each loan reviewed under the BPL scope designated herein was evaluated against the guidelines based upon the lender determined that the loan fell be outside of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”).

All Business Purpose Loans

CRS’ review included:

23 > Computershare

Due Diligence Executive Report
●	Closing Documents: CRS reviewed all closing documents, HUD-1, title commitment and purchase agreement to confirm proper execution if closed in the name of a business and compliance with the loan approval documentation;
●	Property Valuation: CRS reviewed the original appraisal reports, BPO’s and third-party valuation products to perform an assessment of whether the appraisal was thorough, materially complete, generally complied with USPAP requirements and adhered to applicable guidelines. CRS makes no representation or warranty as to the value of any mortgaged property. CRS relied upon the appraisal and lender AVM’s for valuation;
●	Flood and Insurance: CRS reviewed the flood certification and evidence of insurance to confirm the accuracy and adherence to the guidelines and credit policy requirements;
●	Credit Documents: Reviewed the credit report, stated income and asset documents to confirm the accuracy and adherence to the guidelines and credit policy requirements, as applicable;
●	Compliance Valuation: Business purpose loans were not reviewed for compliance because they are not considered consumer loans. Business purpose loans were provided a Grade “A” for compliance since they are not tested and not subject to the Truth in Lending Act as they are outside Dodd-Frank; and
●	Transaction Terms: CRS confirmed adherence to the guidelines, including adherence to LTV/CLTV/HCLTV requirements, DTI, credit score, credit history and documentation level laid out in such guidelines.

Business Purpose Loans – Personal Residence
CRS’ review included:

●	CRS reviewed the URLA application and borrower attestations for adherence to the guidelines.

Business Purpose Loans – Non-Owner Transaction

CRS’ review included:

●	CRS confirmed income was stated and provided by the borrower in order to adhere with the guidelines;
●	CRS confirmed the appraiser provided a Rental Survey (Form 1007) for adherence to the guidelines, if rental income was relied upon to qualify the borrower for the program.
24 > Computershare

Due Diligence Executive Report

APPENDIX B: PROPERTY VALUATION ASSESSMENT

ORIGINATION APPRAISAL ANALYSIS

CRS relied upon the origination appraisal and the secondary property valuations obtained pre-close and post-close were relied upon. Below is the breakdown on the valuations.

●	Origination appraisal – 423 Loans
●	Origination BPO – 62 Loans
●	Origination 2nd Appraisals – 10 Loans
●	Origination AVMs – 412 Loans
●	Post Close AVE – 284 Loans

CRS makes no representation or warranty as to the value of any of the properties reviewed.

For each loan, CRS performed the following origination appraisal analysis:

Appraisal Report

CRS confirmed each Loan contained a standard GSE appraisal report that was appropriate to the property type. GSE Forms included:

●	FNMA 1004/FHLMC 70: Uniform Residential Appraisal Report used for 1-unit properties, units in planned unit developments (detached PUDS) and condominium projects that consist solely of detached dwellings (AKA site condominiums);
●	FNMA 1073/FHLMC 465: Individual Condominium Report used for units located in a condominium project or a condominium unit in a PUD (attached PUD);
●	FNMA 1025/FHLMC 72: Small Residential Income Property Appraisal report used for two-to-four-unit residential income properties;

CRS also verified the appraisal report was materially complete and included:

●	Correct appraisal report form, certification, statement of limiting conditions and scope of work;
●	Confirmed all required attachments were included;
o	Exterior Pictures: Subject front, rear and street photos;
o	Interior Pictures: Subject kitchen, baths, main living area, updates/upgrades, and deferred maintenance;
o	Comparable Sales Pictures: Photos of all comparable sales and listings, if applicable;
o	Location Map;
o	Exterior sketch of the subject property with dimensions; and
o	1004MC Market Conditions report.
●	Accurate identification of the subject property;
●	Accurate identification of the subject Loan transaction;
●	Accurate identification of the property type;
●	Evidence that appraisal report was made “as-is”. If not 100% complete, confirmed any unfurnished portions had no material impact to the value, safety, soundness, structural integrity, habitability or marketability of the subject property;
●	Confirmed the appraisal date met guideline criteria;
●	Assessed whether the appraisal was thorough, materially complete, generally complied with USPAP requirements and adhered to applicable guidelines; and

25 > Computershare

Due Diligence Executive Report
●	Reviewed the valuation information to confirm it was complete.

Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act, Real Estate Appraisal Reform (12 U.S. Code 3331 -3356) as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Uniform Standards of Professional Appraisal Practice (“USPAP”)Assessment

CRS’ analysis also included a general credibility assessment of the results of the appraisal with respect to:

●	Title XI of FIRREA:
o	Confirmed the appraiser was appropriately licensed by confirming the appraiser’s license was included in the appraisal;
o	If the appraisal was completed by a trainee or unqualified licensed appraiser, confirmed it was co-signed by an appropriately licensed appraiser; and
o	Reviewed the appraisal for the presence of any red flags related to the property that could pose a risk to the property or its occupants; and
●	USPAP:

o    Confirmed the appraiser’s certification was present and executed within the original appraisal; and

o	Confirmed the appraiser’s analysis, opinion, and conclusions are meaningful and not misleading and that the appraisal is signed.

Appraisal Valuation and Grading Criteria

CRS’ review included:

●	Confirmed the value was reasonably supported based upon the following:
o	Comparable sales used were located reasonably close to the subject property and if not, the appraiser provided a satisfactory explanation;
o	Comparable sales used were reasonably recent and if not, the appraiser provided a satisfactory explanation;
o	Comparable sales used were reasonably similar to the subject property and if not, the appraiser provided a satisfactory explanation; and
o	Confirmed the appraised value of the subject was bracketed by the sales price of the comparable sales and if not, the appraiser provided a satisfactory explanation.
●	Reviewed appraisal for any indication of property or marketability issues. The following key points were taken into consideration:
o	Appraisal was made on an “As-Is” basis or satisfactory evidence of the completion of all material conditions;
o	Zoning compliance based upon property usage;
o	Confirmation property usage was highest and best use;
o	Confirmation neighborhood values were not declining;
o	Review of market conditions to expose possible marketability issues
o	Confirmed physical condition of the property was average or better;
o	Evaluated style of property to determine if unique and meets guidelines;
o	Confirmed health and safety issues were remediated if noted by the appraiser; and
o	Confirmed locational and/or environment issues adequately addressed, if present.
●	Confirmed the property type met lender guidelines;
●	Compared the original appraisal date against Federal Emergency Management Agency (“FEMA”) Declared Disaster Areas;
o	If the appraisal date was before the FEMA Effective Date, then a re-inspection was required to determine if there was damage to the property and impact to the original appraisal value.

26 > Computershare

Due Diligence Executive Report
●	Confirmed an independent third-party valuation product was provided by the Lender in the Loan to verify the appraised value was supported within a 10% variance;
●	Confirmed loan amounts greater than $1,000,000.00 included two full appraisals and verified the value variance, if any;
●	If the value was not supported within the 10% tolerance or material deficiencies were identified by CRS in either the appraisal or the third-party valuation product, an additional valuation product was provided based upon the valuation waterfall defined in the guidelines. The additional product was reviewed for supplementary information to address concerns identified in the appraisal or the initial third-party product and to provide additional support for the appraised value.

Third Party Valuation Product Definitions

●	Broker Price Opinion (“BPO”): A report that is very similar to a real estate appraisal but prepared by a real estate broker to prepare an opinion of value.
●	Automated Valuation Model (“AVM”): A report that estimates the value of a property based on historical data of properties and projection of property values.
●	Automated Valuation Estimator (“AVE”): RedBell Real Estate, LLC’s product which leverages state-of-the-art technology and near real-time data updates to select the best comparables and provide supportable prices/values. AVE has instant access to MLS data which is updated daily, provides a listing history for the subject and comparables, and includes trending analytics in standardized property detail sheets.

Disclaimer

●	The appraisal assessment completed by CRS was performed by individuals that do not provide valuations for the purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) and are not licensed as appraisers under Federal or State law;
●	CRS does not make a representation or warranty as to the value of any mortgage property, however, CRS did review the valuation information for reasonableness;
●	CRS is not an appraisal management company and does not opine on the actual value of the underlying property;
●	CRS is not a ‘creditor’ with the meaning of ECOA or other lending laws and regulations. CRS will not have any communication with or responsibility to any individual consumer concerning the property valuation; and
●	CRS did not check to see if the appraiser was on the Freddie Mac exclusionary list.
27 > Computershare

Due Diligence Executive Report

APPENDIX C: REGULATORY COMPLIANCE REVIEW

RESIDENTIAL POPULATION (332 Loans) FULL COMPLIANCE REVIEW

This appendix provides an overview of CRS’ compliance review for 1-4 family residential mortgage loans.

PLEASE NOTE:

As of October 3, 2015 (“TRID Effective Date”), CRS began testing applicable loans subject to TRID against the TRID scope of review that was based on an outside counsel’s interpretation of the published regulations as of the TRID Effective Date. CRS’ scope was commercially reasonable as it relates to a third-party review (“TPR”) firm’s role conducting an independent third-party pre-securitization due diligence review. Such TRID scope was created with the guidance and input from outside counsel.

On June 15, 2016 Structured Finance Association (“SFA”) formerly known as the Structured Finance Industry Group (“SFIG”) published its RMBS 3.0 TRID Compliance Review Scope documentation, developed under the leadership of members from TPR firms as well as SFA’s Due Diligence, Data and Disclosure Working Group. The RMBS 3.0 TRID Compliance Review scope may be amended by the SFA Due Diligence, Data and Disclosure working group from time to time and on an ongoing basis. CRS applied the enhanced RMBS 3.0 TRID Compliance Review Scope to the Loans while completing the due diligence review.

Final Compliance grades and conclusions were established in good faith based upon the final grading scheme as defined by the RMBS 3.0 TRID Compliance Review scope and the applicable rating agency criteria. CRS relied on the prescribed cures under TRID and to the extent cure under TRID was not applicable, CRS relied upon prescribed cures on 130(b) as an industry standard and per the RMBS 3.0 TRID Compliance Review Scope.

FEDERAL LAW

CRS’ regulatory compliance review included the following loan level analysis:

Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024

●	Confirmed the correct version of the Good Faith Estimate (“GFE”) (§1024.7) and HUD-1 Settlement Statement (“HUD1”) (§1024.8) were utilized if applicable and completed correctly based upon the Regulation X Final Rule that became mandatory on January 1, 2010 with an application date prior to 10/3/2015
●	Confirmed timing and content of the initial GFE;
●	Confirmed any increases to fees on the final GFE when compared to the initial GFE were disclosed within 3 business days of a valid and documented change of circumstance;
●	Verified the final HUD1 loan terms correspond to the loan terms reflects on the Note;
●	Completed a comparison of the final GFE to HUD 1 to evaluate compliance with tolerance requirements (§1024.7). Confirmed the fees charged on the final HUD1 did not exceed the final GFE in the 0% and 10% fee tolerance categories, including a review for a Settlement Service Provider (§1024.16) list if the lender excluded fees that a borrower can shop for;
●	Confirmed an Affiliated Business Disclosure was provided to the borrower if the loan file indicates the lender or broker referred the borrower to a known affiliate (§1024.15);
●	Confirmed the Homeownership Counseling Notice was provided to the borrower within 3 days of application if the application was dated on or after 1/10/2014 (§1024.20);
●	Confirmed the Servicing Disclosure Statement was provided timely (§1024.33); and

28 > Computershare

Due Diligence Executive Report
●	Confirmed the Special Information booklet was provided timely (§1024.6)

Truth in Lending Act (“TILA”) as implemented by Regulation Z, 12 C.F.R. Part 1026

●	Initial TIL Disclosure (§§1026.17,18, and 19): Confirmed the initial TIL disclosure timing met the regulatory requirements for being issued within 3 days of application, 7 days prior to consummation, and, if applicable, any corrected TIL disclosures were provided at least 3 days prior to consummation for applications received on or after July 30,2009 (Mortgage Disclosure Improvement Act (“MDIA”) (Pub. L. 94-200), (3/7/3 rule);
●	Final TIL Disclosure (§§1026.18, 22 and 23): Confirmed the content of the final TIL was accurate, including APR and Finance charges were within allowable tolerance and the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.
●	Adjustable Rate Mortgage (“ARM”) disclosure (12 C.F.R. 226.19(b)): Confirmed timelines, if applicable;
●	High Cost Mortgages (§§ 1026.31, 32, and 33): Confirmed APR and Points and Fees Thresholds, prepayment penalty test, and prohibited practices;
●	Higher Priced Mortgages (§1026.35): APR thresholds and applicable escrow and appraisal requirements;
●	Notice of Right to Cancel (§ 1026.23): Confirmed Right of Rescission adherence, if applicable;
●	Confirmed loan originator dual compensation testing per Mavent. CRS relied solely on the originator compensation documented on page 2 of the Final Closing Disclosure. This was accomplished by reviewing the “Paid By” for each fee where the fee was “Paid To” broker.
●	Confirmed financing credit insurance testing per Mavent;
●	National Multistate Licensing System (“NMLS”) ID present on required documents;
●	Arbitration clauses reviewed, if applicable;
●	Ability to Repay (“ATR”) (12 C.F.R. 1026.43(c)) for applications on or after January 10, 2014: Reviewed Non-QM loans were reviewed to ensure the lender considered and documented the eight (8) underwriting factors required for ATR compliance in accordance with their guidelines;
o	The ATR/QM Rules allow a lender to exclude up to two discount points from the 3% points and fees evaluation depending on the loan’s undiscounted interest rate in relation to the APOR index rate. The ATR/QM Rule does not set the required rate reduction per discount point;
o	CRS also evaluated the lender’s exclusion of discount points from the 3% points and fees calculation for all loans in this transaction using a [0.2%] rate reduction threshold per discount point; and
o	Prepayment penalty restrictions.
●	Compliance with TRID requirements (see detail below)

TRID

On applicable loans with application dates on or after 10/3/2015, tested compliance with the TILA-RESPA Integrated Disclosure Rules (“TRID”) under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) (§1098 and 1100A), amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. 1026. As promulgated by the Consumer Financial Protection Bureau (“CFPB”). Tested per the SFA RMBS 3.0 TRID Compliance Scope, as published by the Structured Finance Association (formerly known as the Structured Finance Industry Group (“SFIG”).

CRS’ review included:

●	Tested whether the Loan was subject to disclosure on TRID documents; specifically, the Loan Estimate (“LE”) (§§1026.19 and 37) and Closing Disclosure (“CD”) (§§1026.19 and 38);
●	Confirmed compliance with regulatory timing requirements
o	Confirmed the initial LE disclosure timing met the regulatory requirements for being issued within 3 days of the lender receiving the application;
o	Confirmed the Loan did not consummate until the later of 7 business days after the LE was delivered or placed in the mail and three business days after the CD was received;
o	If a revised LE or CD was required, confirmed it was provided within three business days of the lender having knowledge of the documented changed circumstance and also confirmed if a new three-day waiting period was triggered.
●	Confirmed fee tolerances (Zero and Ten Percent) were valid with a documented timely change of circumstance;

29 > Computershare

Due Diligence Executive Report

●	Confirmed appropriate credits or refunds were made if the change of circumstance was not acceptable;
●	Confirmed the accuracy of the AIR and AP tables, if applicable;
●	Confirmed the principal, interest, mortgage insurance and escrow amounts were calculated and summed correctly;
●	Confirmed the accuracy of the Amount Financed, Finance Charge, Total of Payments (“TOP”), and Total Interest Percentage (“TIP”);
●	Confirmed compliance with TRID specific technical requirements:
o	Rounding rules;
o	Formatting requirements;
o	Data entry requirements;
o	Alphabetization of fees; and
o	Title fees comply with format of “Title-“;
●	Confirmed consistency between the LE and CD forms:
o	Naming convention of the fees on each of the forms;
o	Matched fees associated with a table reference and other sections of a form and confirmed they have the same fee; and
o	Compared the escrow amounts disclosed in the Projected Payments section consistent with the amounts displayed in the Loan Disclosures section.
●	Confirmed the LE and CD were accurately completed
o	Validated the fields that were left blank complied with the TRID rules;
o	If multiple options were available for one field, validated only one option was selected; and
o	Validated document signatures.
●	Evaluated changes which impacted the waiting period and timing requirements
o	Confirmed if an APR increased by more than 1/8% of 1.00% (0.125%);
o	Confirmed if there was an addition of a prepayment penalty;
o	Confirmed if there was a loan product change;
o	Confirmed the delivery method and impact to timing;
o	If mailed, the borrower was deemed to have received the corrected disclosure three business days after they were mailed. CRS then confirmed an additional 3 business day waiting period was applied;
o	If the borrower waived their waiting period and they met the TRID waiver requirements, an exception would be issued for the early loan closing.
●	Confirmed compliance with Post-Consummation CD’s
o	Confirmed post-close refund was properly disclosed;
o	Confirmed numerical errors were corrected within 30 days of consummation; and
o	Confirmed non-numerical errors were corrected within 60 days of consummation.
●	Your Home Loan Toolkit (§1026.19): confirmed the presence of Your Home Loan Toolkit in the mortgage file or that the mortgage loan file contains evidence the disclosure was presented to the borrower within 3 business days of application.
●	Items outside of CRS’ TRID scope
o	Accuracy of the Aggregate Adjustment amount;
o	Presence and accuracy of the Seller’s transaction columns in the Summaries of Transactions section;
o	Accuracy of the Contact information for the broker, lender, and settlement agent. CRS looked for discrepancies across forms, however, CRS did not independently verify the information;
o	CRS did not validate the Liability after Foreclosure selection is correct the for-property state;

State, County and Municipal Regulations and Laws

●	Tested for applicable state anti-predatory laws;
●	Assessed compliance with state specific consumer protection laws, including testing late charge and prepayment penalty provisions;
●	Tested the Residential Population for higher-priced thresholds and compliance with regulatory requirements;
●	CRS tested the Residential Population for high cost or covered loans thresholds and compliance with regulatory requirements;
●	CRS tested the Residential Population for Anti-Predatory lending restrictions as found in high cost laws;

30 > Computershare

Due Diligence Executive Report
●	Evaluated Net Tangible Benefit disclosure, if applicable per state;

Miscellaneous Testing

●	Tested Equal Credit Opportunity Act (“ECOA”), as implemented by Regulation B, 12 C.F.R. 1002 (“Regulation B”)
o	Appraisal Disclosure timing and content (12 C.F.R. 1002.14)
o	ECOA Notice (§1002.9)
o	Confirmed Right to Receive Appraisal (§1002.14) was present.
●	Compliance with Foreign Account Tax Compliance Act (“FACTA”) (15 U.S.C. §§ 1681-1681x) requirements
o	FACTA Credit Score disclosure;
o	FACTA Notice to Home Loan Applicant disclosure;
●	Reviewed Flood Hazard Notice disclosure (National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as amended (42 U.S.C. 4001—4129 §339.6));
●	Reviewed Patriot Act Disclosure/Identification confirmation (USA Patriot Act (Pub. L. 107-56 §326);
●	Reviewed Occupancy Affidavit and confirmed consistency with loan file documentation;
●	Reviewed Electronic Signature consent form (Electronic Signature in Global and National Commerce Act (“E-Sign Act”) (15 U.S. Code Chapter 96), if present;
●	Reviewed Name Affidavit, if present, and compared to the loan file documentation; and

BUSINESS PURPOSE POPULATION (218 Loans) LIMITED COMPLIANCE REVIEW

Loans designated as outside of Dodd-Frank (“ODF”) and coded as Business Purpose Loans received a limited compliance review and were not tested to the RMBS 3.0 TRID Compliance Review scope.

CRS limited review included:

●	Compliance with FACTA disclosure requirements;
o	FACTA Credit Score disclosure; and
o	FACTA Notice to Home Loan Applicant disclosure.
●	Reviewed Flood Hazard Notice disclosure;
●	Reviewed Patriot Act Disclosure/Identification confirmation;
●	Reviewed Occupancy Affidavit and confirmed consistency with loan file documentation;
●	Reviewed Electronic Signature consent form, if present;
●	Evaluated Net Tangible Benefit disclosure, if applicable per state;
●	Reviewed Name Affidavit, if present, and compared to the loan file documentation; and
●	Confirmed Right to Receive Appraisal was present.

Disclaimer

●	CRS did not make any determination as to whether the Loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are to not expressly stated herein;
●	There are no assurances that the review uncovered all relevant factors relating to the origination of the Loans, compliance with applicable laws and regulations or factors that could affect the future performance of the Loans. Moreover, the findings are dependent upon CRS’ receipt of complete and accurate data and loan files from the Client;
●	CRS’ review focused on issues that raise concerns for secondary market investors and other assignees;
●	CRS’ review did not fully test a lender’s compliance with all applicable disclosure and licensing requirements; and
●	CRS does not employee personnel who are licensed to practice law in the various jurisdictions, and the findings set forth prepared by CRS do not constitute legal advice or opinions. They are recommendations and/or conclusions based upon the information provided to CRS.

31 > Computershare

Computershare is a global market leader in transfer agency, employee equity plans, proxy solicitation, stakeholder communications, and other diversified financial and governance services. Many of the world's leading organizations use Computershare's services to help maximize the value of relationships with their investors, employees, creditors, members and customers.

www.computershare.com